UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Valmont Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 26, 2016 VALHONT INDUSTRIES, INC. valmont Va l111ont Industrie s, Inc. OtJe Va1mont Plaza Omaha , NE 68154 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important info rmation contained in the proxy materials before voting. "' ex: :I "' n . "8' 0 0 See the reverse si de of this notice to obtai proxy m a teri a ls and voting i n struction s Meeting Information Meeting Type: Annual Meeting For holders as of: March 01,2016 Date: April 26, 20 16Time: I :00 PM COT Location: Omaha Marriott I 0220 Regency Circle Omaha, NE 68114

- Before You Vote - How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow -+ I xxxx xxxx xxxx xxxx I (located on the * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked - How To Vote - Please Choose One of the Following Voting Methods "' "' :I CX) "0 ' 0 0 0 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet:To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow -+ I xxxx xxxx xxxx xxxxl available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: I. Notice & Proxy Statement 2. Annual Report and IOK How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com by the arrow -+ I xxxx xxxx xxxx xxxx I(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2016 to facilitate timely delivery.

I I Voting items The Board of Di rectors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Kaj den Daas 02 James B . M il l iken 03 Catherine James Paglia The Board of Directors recommends you vote FOR the foll owing proposals: 2. Advisory approval of the company's executive compensation. 3. Ratifying the appointment of Deloitte & Touche LLP as independent auditors for fisca l 2016. NOTE : In their discretion the Proxies are a uthorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. "' <=! "' M col co ",.._' ...... C> C> C> C>

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